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                                                                    EXHIBIT 10.7





                                   LINEO, INC.




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                           RECAPITALIZATION AGREEMENT

                        Series A Class 1 Preferred Stock


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                                February __, 2000


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                                   LINEO, INC.

                           RECAPITALIZATION AGREEMENT



         THIS RECAPITALIZATION AGREEMENT (this "Agreement") is made as of this __ day of February, 2000, by and between Lineo, Inc., a Delaware corporation (together with any predecessors or successors thereto; the "Company"), and The Canopy Group, Inc., a Utah corporation (together with its successors and assigns; "Canopy").

                                    RECITALS

         A. Canopy currently owns 14,496,617 shares of the Common Stock of the Company.

         B. Canopy wishes to exchange 5,000,000 shares of such Common Stock (the "Canopy Common Stock") for 5,000,000 shares of the Company's Series A Class 1 Convertible Preferred Stock, $.001 par value per share.

         C. The Company has authorized the issuance to Canopy of 5,000,000 shares of Series A Class 1 Convertible Preferred Stock having the rights and preferences set forth in the Certificate of Designation attached as EXHIBIT A hereto (the "Certificate"), in exchange for the Canopy Common Stock.

         D        The  parties  hereto  desire  to set  forth the  terms of the issuance  of the  Series A Class 1 Preferred Stock.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.        RECAPITALIZATION.

1.1      Description of Securities.

         The Company's authorized capital stock consists of 100,000,000 shares of Common Stock, par value $.001 per share, and 30,000,000 shares of Preferred Stock, par value $.001 per share, of which 5,000,000 shares have been designated as Series A Class 1 Convertible Preferred Stock and 2,500,000 shares have been designated as Series A Class 2 Convertible Preferred Stock. The Company has authorized and has reserved, and covenants to continue to reserve, a sufficient number of shares of its Common Stock to satisfy the rights of conversion of the holders of the Series A Class 1 Convertible Preferred Stock. For purposes of this Agreement, (a) the shares of Series A Class 1 Convertible Preferred Stock to be acquired by Canopy from the Company hereunder are referred to as the "Series A Class 1 Preferred Shares," (b) the shares of Common Stock issuable upon conversion of the Series A Class 1 Preferred Shares are referred to


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as the "Conversion Shares" and (c) the Series A Class 1 Preferred Shares and the
Conversion Shares are sometimes referred to collectively as the "Securities."

         1.2   EXCHANGE.

         Upon the terms and subject to the conditions herein, and in reliance on the representations and warranties set forth in Section 2, the Company agrees to issue to Canopy, at the Closing (as defined below in Section 1.3), 5,000,000 Series A Class 1 Preferred Shares in exchange for the surrender and cancellation of the Canopy Common Stock, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and the Company hereby grants Canopy the rights set forth herein.

         1.3   CLOSING.

         The closing of the issuance of the Series A Class 1 Preferred Shares (the "Closing") shall take place at the offices of the Company at 10:00 a.m. on February __, 2000, or at such other time and place as the parties hereto may agree (the "Closing Date").

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants the following, except as set forth in the schedule of exceptions attached hereto as EXHIBIT B (the "Disclosure Schedule"):

         2.1   ORGANIZATION AND CORPORATE POWER.

         The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a material adverse effect on its assets, liabilities, condition (financial or other), business, results of operations or prospects (a "Material Adverse Effect"). The Company has all required corporate power and authority to carry on its business as presently conducted, to enter into and perform this Agreement and the agreements contemplated hereby to which it is a party and to carry out the transactions contemplated hereby and thereby, including the issuance and exchange of the Securities and the issuance of the Conversion Shares. The Company is not in violation of any term of the Certificate of Incorporation and Bylaws of the Company, as amended to date (the "Certificate of Incorporation" and the "Bylaws," respectively).

         2.2   AUTHORIZATION AND NON-CONTRAVENTION.

         The execution, delivery and performance by the Company of this Agreement and all other agreements, documents and instruments to be executed and delivered by the Company as contemplated hereby (including, without limitation, the Certificate) and the issuance and delivery of (i) the Series A Class 1 Preferred Shares and (ii) upon the conversion of the Series A Class 1 Preferred Shares, the Conversion Shares, have been duly authorized by all necessary corporate and other action of the Company. This Agreement and each such other agreement, document and instrument (including, without limitation, the Certificate) constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms. The execution and delivery by the Company of this Agreement and each other agreement, document


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

and instrument to be executed and delivered by the Company pursuant hereto or as contemplated hereby (including, without limitation, the Certificate) and the performance by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance and delivery of (i) the Series A Class 1 Preferred Shares and (ii) upon the conversion of the Series A Class 1 Preferred Shares, the Conversion Shares, do not and will not: (A) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) under any material contract or obligation to which the Company is a party or by which it or its assets are bound, or any provision of the Certificate of Incorporation or Bylaws of the Company, or cause the creation of any material encumbrance upon any of the assets of the Company; (B) violate or result in a violation of, or constitute a default under, any provision of any material law, regulation or rule, or any order of, or any restriction imposed by, any court or governmental agency applicable to the Company; (C) require from the Company any notice to, declaration or filing with, or consent or approval of any governmental authority or third party other than as may be required to secure an exemption from qualification of the offer and sale of the Series A Class 1 Preferred Shares under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities and blue sky laws; or (D) accelerate any obligation under, or give rise to a right of termination of, any material agreement, permit, license or authorization to which the Company or any of its assets is a party or by which the Company or any of its assets is bound.

         2.3   CAPITALIZATION.

         As of the Closing and after giving effect to the transactions contemplated hereby, the authorized capital stock of the Company will consist of 100,000,000 shares of Common Stock, $.001 par value per share, of which 17,738,437 shares will be issued and outstanding, and 30,000,000 shares of Preferred Stock, $.001 par value per share, of which (a) 5,000,000 shares shall be designated as Series A Class 1 Preferred Stock, of which 5,000,000 will be issued and outstanding and (b) 2,500,000 shares shall be designated as Series A Class 2 Preferred Stock of which 2,500,000 shares will be issued and outstanding.. The shares of Common Stock are held by the stockholders listed in
Section 2.3 of the Disclosure Schedule in the amounts listed therein. In addition, the Company has authorized and reserved for issuance upon conversion of the Series A Class 1 Preferred Shares up to 5,000,000 Conversion Shares (subject to adjustment for stock splits, stock dividends and the like) and has reserved for issuance upon exercise of options under the Company's stock option plan (the "Plan") 2,000,000 shares of Common Stock (subject to adjustment for stock splits, stock dividends and the like). Other than as described above, the Company has not issued or agreed to issue and is not obligated to issue any warrants, options or other rights to purchase or acquire any shares of its capital stock, or any securities convertible into or exercisable or exchangeable for such shares or any warrants, options or other rights to acquire any such convertible securities. As of the Closing, and after giving effect to the transactions contemplated hereby, all of the outstanding shares of capital stock of the Company (including, without limitation, the Series A Class 1 Preferred Shares) will have been duly and validly authorized and issued, fully paid and nonassessable and, except as set forth herein, not subject to any preemptive rights and will have been offered, issued, sold and delivered in compliance with applicable federal and state securities and blue sky laws. The Conversion Shares will, upon issuance, be duly and validly authorized and issued, fully paid and nonassessable, and not subject to any preemptive rights, and will be offered, issued, sold and delivered in compliance with applicable federal and state securities and blue sky laws. The


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

relative rights, preferences and other provisions relating to the Series A Class 1 Preferred Shares are as set forth in EXHIBIT A hereto.

         2.4   SUBSIDIARIES; INVESTMENTS.

         Other than 1,250,000 shares of Common Stock of Caldera Systems, Inc., a representative office located in Taiwan and a subsidiary located in the United Kingdom, the Company has no subsidiaries and no interests in any corporation, joint venture, partnership or other entity.

         2.5   FINANCIAL STATEMENTS.

         The Company has previously furnished to Canopy copies of its draft audited financial statements (balance sheet, statement of operations; statement of cash flows and statement of stockholders equity) for the fiscal year at and ended October 31, 1999. Such financial statements were prepared in conformity with generally accepted accounting principles applied on a consistent basis; are complete, correct and consistent in all material respects with the books and records of the Company; and fairly and accurately present the financial position of the Company as of the dates thereof and the results of operations and cash flows of the Company for the periods shown therein.

         2.6   ABSENCE OF UNDISCLOSED LIABILITIES.

         Except as and to the extent reflected or reserved against in the financial statements referred to in Section 2.5 above, the Company does not have and is not subject to any material liability or obligation of any nature, whether accrued, absolute, contingent or otherwise.

         2.7   CERTAIN CONTRACTS AND ARRANGEMENTS.

         Except as set forth in Section 2.7 of the Disclosure Schedule (with true and correct copies delivered to Canopy), the Company is not a party or subject to or bound by:

                  (a) any plan or contract providing for collective bargaining or the like, or any contract or agreement with any labor union;

                  (b) any contract, lease or agreement creating any obligation of the Company to pay to any third party $100,000 or more with respect to any single such contract or agreement;

                  (c) any contract or agreement for the sale, license, lease or disposition of products or services in excess of $100,000;

                  (d) any contract containing covenants directly or explicitly limiting the freedom of the Company to compete in any line of business or with any person or entity;

                  (e) any license agreement (as licensor or licensee);

                  (f) any contract or agreement for the purchase of any leasehold improvements, equipment or fixed assets for a price in excess of $100,000;


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                  (g) any indenture, mortgage, promissory note, loan agreement, guaranty or other agreement or commitment for borrowing in excess of $100,000 or any pledge or security arrangement;

                  (h) any material joint venture, partnership, or manufacturing agreement;

                  (i) any endorsement or any other advertising, promotional or marketing agreement;

                  (j) any employment contracts, or agreements with officers, directors, employees or stockholders of the Company or persons or organizations related to or affiliated with any such persons;

                  (k) any pension, profit sharing, retirement (other than the Company's 401(k) plan), stock option, phantom stock or other equity incentive plans;

                  (l) any arrangement relating to any royalty payments to employees, customers or independent contractors based on the sales volume of the Company;

                  (m) any acquisition, merger or similar agreement; or

                  (n) any contract with a governmental body under which the Company may have an obligation for renegotiation.

         All of the Company's contracts and commitments are in full force and effect and neither the Company nor, to the knowledge of the Company, any other party is in default thereunder (nor, to the knowledge of the Company, has any event occurred which with notice, lapse of time or both would constitute a default thereunder), except to the extent that any such default would not have a Material Adverse Effect, and the Company has not received notice of any alleged default under any such contract, agreement, understanding or commitment.

         2.8   INTELLECTUAL PROPERTY RIGHTS; EMPLOYEE RESTRICTIONS.

         Except as set forth in Section 2.8 of the Disclosure Schedule:

                  (a) The Company has the right to use, sell, and license the Intellectual Property Rights (as defined below) material to the conduct of its business as presently conducted, including without limitation all rights to the Company name "Lineo" and to the trademarks and the product name "Embedix" (the "Company Rights").

                  (b) The business of the Company as presently conducted and the provision of services by the Company do not violate any agreements that the Company has with any third party or infringe any patent, trademark, service mark, copyright or trade secret or any other Intellectual Property Rights of any third party.

                  (c) No claim is pending or threatened against the Company nor has the Company received any notice or claim from any person asserting that any of the Company's present or contemplated activities infringe or may infringe any Intellectual Property Rights of


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

such person, and the Company is not aware of any infringement by any other person of any of the Company Rights.

                  (d) Each current and former employee of the Company, and each of the Company's consultants and independent contractors involved in development of any of the Company Rights, has executed an agreement regarding confidentiality, proprietary information and assignment of inventions and copyrights to the Company, and none of such employees, consultants or independent contractors is in violation of any agreement or in breach of any agreement or arrangement with former or present employers relating to proprietary information or assignment of inventions.

         As used herein, the term "Intellectual Property Rights" shall mean the intellectual property rights, including, without limitation, all patents, patent applications, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, copyright applications, computer programs and other computer software, inventions, designs, samples, specifications, schematics, know-how, trade secrets, proprietary processes and formulae, including production technology and processes, all source and object code, algorithms, promotional materials, customer lists, supplier and dealer lists and marketing research, and all documentation and media constituting, describing or relating to the foregoing, including without limitation, manuals, memoranda and records.

         2.9   LITIGATION.

         There is no litigation or governmental proceeding or investigation pending or threatened against the Company or affecting any of its properties or assets or against any officer, director or key employee of the Company in his or her capacity as an officer, director or employee of the Company, which litigation, proceeding or investigation is reasonably likely to have a Material Adverse Effect, or which may call into question the validity or hinder the enforceability of this Agreement or any other agreements or transactions contemplated hereby; nor has there occurred any event nor does there exist any condition on the basis of which any such litigation, proceeding or investigation might be properly instituted or commenced.

         2.10   TAX MATTERS.

         The Company has filed all federal, state, local and foreign income, excise and franchise tax returns, real estate and personal property tax returns, sales and use tax returns and other tax returns required to be filed by it where the failure to file such returns would have a Material Adverse Effect, and has paid all taxes owing by it, except taxes which have not yet accrued or otherwise become due, for which adequate provision has been made in the pertinent financial statements referred to in Section 2.5 above or which will not have a Material Adverse Effect. All taxes and other assessments and levies which the Company is required to withhold or collect have been withheld and collected and have been paid over to the proper governmental authorities except where the failure to withhold or collect and pay over would not have a Material Adverse Effect. With regard to the federal income tax returns of the Company, the Company has never received notice of any audit or of any proposed deficiencies from the Internal Revenue Service. There are in effect no waivers of applicable statutes of limitations with respect to any taxing owed by the Company for any year. Neither the Internal Revenue Service nor any other taxing


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authority is now asserting or, to the knowledge of the Company, threatening to assert against the Company any deficiency or claim for additional taxes or interest thereon or penalties in connection therewith.

         2.11   EMPLOYEE BENEFIT PLANS.

         The Company does not maintain or contribute to any employee benefit plan, stock option, bonus or incentive plan, severance pay policy or agreement, deferred compensation agreement or any similar plan or agreement (an "Employee Benefit Plan") other than the Plan and the Employee Benefit Plans identified and described in Section 2.11 of the Disclosure Schedule. The terms and operation of each Employee Benefit Plan comply in all material respects with all applicable laws and regulations relating to such Employee Benefit Plan. There are no unfunded obligations of the Company under any retirement, pension, profit-sharing, deferred compensation plan or similar program. The Company is not required to make any payments or contributions to any Employee Benefit Plan pursuant to any collective bargaining agreement, and all Employee Benefit Plans are terminable at the discretion of the Company without material liability to the Company upon or following such termination. The Company has never maintained or contributed to any Employee Benefit Plan providing or promising any health or other welfare benefits (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) to terminated employees, except for benefits mandated by applicable law, including, but not limited to, Section 4980B of the Internal Revenue Code of 1986, as amended, and
Part 6 of Subtitle B of Title I of ERISA.

         2.12   LABOR LAWS.

         The Company employs approximately 50 employees and generally enjoys good employer-employee relationships. The Company is not delinquent in payments to any of its employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed for it as of the date hereof or amounts required to be reimbursed to such employees. The Company is in compliance in all material respects with all applicable laws and regulations respecting labor, employment, fair employment practices, terms and conditions of employment, and wages and hours. There are no charges of employment discrimination or unfair labor practices or strikes, slowdowns, stoppages of work or any other concerted interference with normal operations existing, pending or, to the knowledge of the Company, threatened against or involving the Company.

         2.13   EMPLOYEES.

         Section 2.13 of the Disclosure Schedule contains a list of all managers, employees and consultants of the Company who, individually, have received compensation from the Company for the fiscal year of the Company ended October 31, 1999, in excess of $100,000. In each case, Section 2.13 of the Disclosure Schedule includes the current job title, years of service with the Company and aggregate annual compensation and benefits of each such individual. To the knowledge of the Company and the Stockholders, no key employee of the Company has any plan or intention to terminate his or her employment with the Company. The Company has complied in all material respects with the immigration laws of the United States with respect to the hiring, employment and engagement of all of its employees and consultants who are not United States


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citizens, and, to the knowledge of the Company, the immigration or residency status of each of such employees and consultants is sufficient to allow such employees and consultants to remain lawfully employed or engaged by the Company.

         2.14   HAZARDOUS WASTE, ETC.

         No hazardous wastes, substances or materials or oil or petroleum products have been generated, transported, used, disposed, stored or treated by the Company, and no hazardous wastes, substances or materials or oil or petroleum products have been released, discharged, disposed, transported, placed or otherwise caused to enter the soil or water in, under or upon any real property owned, leased or operated by the Company.

         2.15   BUSINESS; COMPLIANCE WITH LAWS.

         The Company has all necessary franchises, permits, licenses and other rights and privileges necessary to permit it to own its property and to conduct its business as it is presently or contemplated to be conducted. The Company is currently and has heretofore been in compliance in all material respects with all federal, state, local and foreign laws and regulations.

         2.16   INVESTMENT BANKING; BROKERAGE.

         There are no claims for investment banking fees, brokerage commissions, finder's fees or similar compensation (exclusive of professional fees to lawyers and accountants) in connection with the transaction contemplated by this Agreement payable by the Company or based on any arrangement or agreement made by or on behalf of the Company or any of the Stockholders.

         2.17   INSURANCE.

         The Company has fire, casualty, product liability, workers' compensation and business interruption and other insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its material properties which might be damaged or destroyed or sufficient to cover liabilities to which the Company may reasonably become subject, and such types and amounts of other insurance with respect to its business and properties, on both a per occurrence and an aggregate basis, as are customarily carried by persons engaged in the same or similar business as the Company. There is no default or event which could give rise to a default under any such policy.

         2.18   TRANSACTIONS WITH AFFILIATES.

         There are no loans, leases, contracts or other transactions between the Company and any officer, director or five percent (5%) stockholder of the Company or any family member or affiliate of the foregoing persons, and there have been no such transactions within the past twelve (12) months except as set forth in Section 2.18 of the Disclosure Schedule.

         2.19   SUPPLIERS.

         Section 2.19 of the Disclosure Schedule sets forth each supplier of the Company who supplied more than five percent (5%) of the Company's supplies or materials for the fiscal year


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ended December 31, 1999 and each supplier who the Company believes may supply for more than five percent (5%) of the Company's supplies or materials for the fiscal year ending December 31, 2000 (each a "Supplier" and collectively the "Suppliers"). The relationships of the Company with its Suppliers are good commercial working relationships. No Supplier of the Company has canceled or otherwise terminated its relationship with the Company, or has during the last 12 months decreased materially its services, supplies or materials to the Company. No Supplier has, to the knowledge of the Company, any plan or intention to terminate, cancel or otherwise materially and adversely modify its relationship with the Company or to decrease materially or limit its services, supplies or materials to the Company.

         2.20   CERTAIN EVENTS.

                  (a) During the past ten (10) years, neither the Company nor any of the officers or directors of the Company has had a petition under the Bankruptcy Reform Act of 1978, as amended, or any state insolvency law, filed by or against any of them.

                  (b) During the past ten (10) years, neither the Company nor the officers or directors of the Company has been convicted in a criminal proceeding or is a named subject of a criminal proceeding which is presently pending (excluding traffic violations and other minor offenses).

                  (c) During the past ten (10) years, neither the Company nor the stockholders, officers or directors of the Company has been, or is, the subject of any order, judgment or decree, whether or not subsequently reversed, suspended or vacated, of any court or any administrative agency, requiring the payment of money damages in excess of $100,000 or permanently or temporarily enjoining any of them from, or otherwise limiting any of their abilities to engage in, any type of business practice.

         2.21   REGISTRATION RIGHTS.

         Other than as set forth in Schedule 2.21 to the Disclosure Schedule, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

         2.22   DISCLOSURE.

         The representations and warranties made or contained in this Agreement, the exhibits hereto and the certificates and statements executed or delivered in connection herewith, and the information concerning the business of the Company delivered to Canopy in connection with or pursuant to this Agreement, when taken together, do not and shall not contain any untrue statement of a material fact and do not and shall not omit to state a material fact required to be stated therein or necessary in order to make such representations, warranties or other material not misleading in light of the circumstances in which they were made or delivered. There have been no events or transactions or information which has come to the attention of the management of the Company having a direct impact on the Company or its assets, liabilities, financial condition, business, results of operations or prospects which, in the reasonable judgment of such management, could be expected to have a Material Adverse Effect.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF CANOPY.

         Canopy represents and warrants to the Company the following:

         3.1   INVESTMENT EXPERIENCE AND INTENT.

         Canopy represents to the Company that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated by this Agreement and making an informed investment decision with respect thereto. Canopy represents that it is an "accredited investor" as such term is defined in Rule 501 under the Securities Act. Canopy represents and understands that it is responsible for its own due diligence investigation and satisfying its own due diligence requirements and shall not be entitled to rely on the due diligence investigation of any other person or entity. Canopy represents to the Company that it is purchasing the Series A Class 1 Preferred Shares for its own account, for investment only and not with a view to, or any present intention of, effecting a distribution of such securities or any part thereof except pursuant to a registration or an available exemption under applicable law. Canopy acknowledges that the Series A Class 1 Preferred Shares have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and cannot be disposed of unless they are subsequently registered under the Securities Act and any applicable state laws or exemption from such registration is available.

         3.2   AUTHORIZATION AND NON-CONTRAVENTION.

         Canopy represents that it has full right, authority and power to enter into this Agreement and each agreement, document and instrument to be executed and delivered by or on behalf of such Investor pursuant to or as contemplated by this Agreement and to carry out the transactions contemplated hereby and thereby, and the execution, delivery and performance by such Investor of this Agreement and each such other agreement, document and instrument have been duly authorized by all necessary action. Canopy represents and warrants that this Agreement and each agreement, document and instrument executed and delivered by such Investor pursuant to or as contemplated by this Agreement constitute, or when executed and delivered will constitute, valid and binding obligations of such Investor enforceable in accordance with their respective terms and that the execution, delivery and performance by such Investor of this Agreement and each such other agreement, document and instrument, and the performance of the transactions contemplated hereby and thereby do not and will not: (a) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) under any contract or obligation to which such Investor is a party or by which it or its assets are bound, or cause the creation of any encumbrance upon any of the assets of Canopy; (b) violate or result in a violation of, or constitute a default under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by, any court or other governmental agency applicable to Canopy; (c) require from Canopy any notice to, declaration or filing with, or consent or approval of any governmental authority or other third party; or (d) accelerate any obligation under, or give rise to a right of termination of, any agreement, permit, license or authorization to which Canopy is a party or by which Canopy is bound.


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

         3.3 COMMISSIONS AND FEES.

         Canopy represents that there are no claims for investment banking fees, brokerage commissions, finder's fees or similar compensation (exclusive of professional fees to lawyers and accountants) in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of such Investor.

SECTION 4.  CONDITIONS OF EXCHANGE.

         Canopy's obligation to exchange the Series A Class 1 Preferred Shares for the Canopy Common Stock shall be subject to compliance by the Company with its agreements herein contained and to the fulfillment to Canopy's satisfaction, or the waiver by Canopy, on or before and at the Closing Date, of the following conditions:

         4.1   SATISFACTION OF CONDITIONS.

         The representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the Closing Date; each of the conditions specified in this Section 4 shall have been satisfied or waived in writing by Canopy; and, on the Closing Date, certificates to such effect executed by the President and Chief Financial Officer of the Company shall have been delivered to Canopy.

         4.2   AUTHORIZATION.

         The Board of Directors of the Company shall have duly adopted resolutions in form and substance reasonably satisfactory to Canopy and shall have taken all action necessary for the purpose of authorizing the Company to consummate the transactions contemplated hereby in accordance with the terms hereof and to cause the Certificate to become effective; and Canopy shall have received a certificate of the Secretary of the Company setting forth a copy of the relevant Board of Directors and/or stockholder resolutions and the Certificate of Incorporation, the Certificate and Bylaws of the Company and such other matters as may be reasonably requested by Canopy.

         4.3   OPINION OF COUNSEL.

         Canopy shall have received from Summit Law Group an opinion dated as of the Closing Date substantially in the form attached hereto as EXHIBIT C.

         4.4   ALL PROCEEDINGS SATISFACTORY.

         All corporate and other proceedings taken prior to or at the Closing in connection with the transactions contemplated by this Agreement, and all documents and evidences incident thereto, shall be reasonably satisfactory in form and substance to Canopy.


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

         4.5   NO VIOLATION OR INJUNCTION.

         The consummation of the transactions contemplated by this Agreement shall not be in violation of any law or regulation and shall not be subject to any injunction, stay or restraining order.

         4.6   CONSENTS AND WAIVERS.

         The Company shall have obtained all consents or waivers necessary to execute this Agreement and the other agreements and documents contemplated herein, to issue and sell the Securities to be sold to Canopy hereunder and to carry out the transactions contemplated hereby and thereby and shall have delivered evidence thereof to Canopy. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken.

SECTION 5.  GENERAL.

         5.1   AMENDMENTS, WAIVERS AND CONSENTS.

         For the purpose of this Agreement and all agreements executed pursuant hereto, no course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof and thereof. No covenant or other provision hereof may be waived otherwise than by a written instrument signed by the party or parties so waiving such covenant or other provision. No amendment to this Agreement may be made without the written consent of the Company and Canopy.

         5.2 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS; ASSIGNABILITY OF RIGHTS.

         All covenants, agreements, representations and warranties of the Company and Canopy made herein, in the Disclosure Schedule and the Certificate and in the certificates, lists, exhibits, schedules or other written information delivered or furnished to any Investor in connection herewith (a) are material, shall be deemed to have been relied upon by the party or parties to whom they are made and shall survive the Closing regardless of any investigation or knowledge on the part of such party or its representatives and (b) shall bind the parties' successors and assigns (including without limitation any successor to the Company by way of acquisition, merger or otherwise), whether so expressed or not, and, except as otherwise provided in this Agreement, all such covenants, agreements, representations and warranties shall inure to the benefit of Canopy's successors and assigns and to their transferees of Securities, whether so expressed or not, and any such transferee shall be deemed the "Investor" for purposes hereof.

         5.3   MARKET STAND-OFF.

         In connection with any underwritten public offering by the Company, Canopy, if requested in good faith by the Company and the managing underwriter of the Company's securities, shall agree not to sell or otherwise transfer or dispose of any securities of the Company held by it (except for any securities sold pursuant to such registration statement) for a period following the effective date of the applicable registration statement that in no event shall exceed 180 days. In order to enforce the foregoing, the Company may impose stop-transfer instructions with respect to the securities held by Canopy until the end of such period.

         5.4   LEGEND ON SECURITIES.

         The Company and Canopy acknowledge and agree that the following legend shall be typed on each certificate evidencing any of the securities issued hereunder held at any time by Canopy:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT
               (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS.

         5.5   GOVERNING LAW.

         This Agreement shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of Delaware, without giving effect to conflict of laws principles thereof.

         5.6   SECTION HEADINGS AND GENDER.

         The descriptive headings in this Agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision thereof or hereof. The use in this Agreement of the masculine pronoun in reference to a party hereto shall be deemed to include the feminine or neuter, and vice versa, as the context may require.

         5.7   COUNTERPARTS.

         This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document.

         5.8   NOTICES AND DEMANDS.

         Any notice or demand which is required or provided to be given under this Agreement or the Certificate shall be deemed to have been sufficiently given and received for all purposes when delivered by hand, telecopy, telex or other method of facsimile, or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two days after being sent by overnight delivery providing receipt of delivery, to the following addresses:

         if to the Company:      Lineo, Inc.
                                 383 S. 520 W.
                                 Lindon, Utah   84042
                                 Attn: President
                                 Fax: (801) 426-6166

         copy to:                Summit Law Group
                                 1505 Westlake Avenue N., Suite 300
                                 Seattle, Washington 98109
                                 Attn: Mark F. Worthington, Esq.
                                 Fax: (206) 281-9882

         if to Canopy:           The Canopy Group, Inc.
                                 240 West Center Street
                                 Orem, Utah
                                 Attn:  ___________
                                 Fax:   ___________

         copy to:                _______________
                                 _______________
                                 _______________
                                 _______________

         5.9   REMEDIES; SEVERABILITY.

         It is specifically understood and agreed that any breach of the provisions of this Agreement by any person subject hereto will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach, and that, in addition to any other remedies which they may have, such other parties may enforce their respective rights by actions for specific performance (to the extent permitted by law). The Company may refuse to recognize any unauthorized transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until the relevant party or parties have complied with all applicable of this Agreement. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement.

         5.10   INTEGRATION.

         This Agreement, including the exhibits, documents and instruments referred to herein or therein, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

Lineo, Inc.                                    Canopy Group, Inc.


By:                                            By:
    -------------------------------               --------------------------
    Bryan Sparks, President


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